SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 7, 2007

CONVERGYS CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-4379	31-1598292
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 East Fourth Street Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 723-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	Convergys Corporation

Item 8.01. Other Events.

On September 7, 2007, David F. Dougherty, President and Chief Executive Officer of Convergys Corporation (“Convergys”), entered into a trading plan pursuant to Rule 10b5-1 of the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the “Plan”). The Plan is for sales of up to 35,000 common shares. Proceeds will be used to acquire a principal residence for Mr. Dougherty and his family, which was contracted for in May 2006, when he was President and Chief Operating Officer of Convergys. Sales under the Plan are scheduled to take place no earlier than October 26, 2007, and the Plan will expire on November 30, 2007 unless earlier terminated pursuant to the terms of the Plan.

Mr. Dougherty will report any transactions under his Plan through appropriate filings with the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERGYS CORPORATION

By:	/s/ Karen R. Bowman
Karen R. Bowman
General Counsel and Corporate Secretary

Date: September 13, 2007

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